Exhibit 99.1


FOR IMMEDIATE RELEASE                 CONTACT:             Leonard E. Moodispaw
                                                           CEO & President
                                                           301.939.7000

               ESSEX AGREES TO ACQUIRE COGNITIVE COMPUTING COMPANY

COLUMBIA, MD - April 21, 2004 - Essex Corporation (NASDAQ: KEYW), announces that it has entered into an exclusive Letter of Intent to acquire Computer Science Innovations (CSI) of Melbourne, Florida. The acquisition will be subject to customary closing conditions and is expected to close within the next several weeks. CSI is a profitable, employee-owned company with 35 employees and annual revenue of approximately $7.5 million, focused on cognitive processing technology. CSI has proprietary techniques, algorithms, and tools that are used to build custom "cognitive engines" for a broad range of intelligence, defense, and commercial customers and applications.

"CSI is an excellent fit to our acquisition strategy," according to Leonard Moodispaw, CEO & President of Essex Corporation. "CSI is a sound business that brings new and highly complementary technologies, capabilities and customers to Essex."

"Coupling the Essex optical processing technology with CSI's cognitive processing algorithms offers the possibility of breaking through processing barriers that have limited the intelligence and effectiveness of computers," according to Arthur Money, former Assistant Secretary of Defense for Command, Control, Communications, and Intelligence (C3I) and a member of Essex's Board of Directors. "This is an exciting combination that has both near term and long term value in tackling the extreme information challenges facing our Nation's intelligence and defense communities."

The Defense Advanced Research Projects Agency (DARPA) announced in March 2004 that Cognitive Computing is one of its eight strategic thrusts. Examples of cognitive applications include: helping intelligence analysts identify critical new information, capturing and organizing unstructured text, and intelligent searching of the Internet.

Mr. James Devine, Executive Vice President and General Manager at Essex adds, "There are four main elements of CSI's technology and capabilities: data mining and information extraction; natural language processing; machine reasoning; and data fusion. These are the next generation of tools needed to solve intelligence and homeland security information problems. We have already started integrating these tools to expand our solutions offerings to our existing customers and to reach out to new customers in homeland security and other rapidly growing markets."


                                   - M O R E -

ESSEX AGREES TO ACQUIRE COGNITIVE
COMPUTING COMPANY
PAGE 2 OF 2


ABOUT ESSEX: Essex creates solutions for today's most advanced signal and image processing challenges, serving commercial, defense and intelligence customers. For more information contact Essex Corporation, 9150 Guilford Road, Columbia MD 21046; Phone 301.939.7000; Fax 301.953.7880; E-mail info@essexcorp.com, or on the Web at WWW.ESSEXCORP.COM.

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE UNITED STATES PRIVATE SECURITIES REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO RISKS, UNCERTAINTY AND CHANGES IN CIRCUMSTANCES, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR
ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANTICIPATED RESULTS, PERFORMANCE OR ACHIEVEMENTS. ALL STATEMENTS CONTAINED HEREIN THAT ARE NOT CLEARLY HISTORICAL IN NATURE ARE FORWARD LOOKING. THE FORWARD-LOOKING STATEMENTS IN THIS RELEASE INCLUDE STATEMENTS ADDRESSING THE FOLLOWING SUBJECTS: FUTURE FINANCIAL CONDITION AND OPERATING RESULTS. ECONOMIC, BUSINESS, COMPETITIVE AND/OR REGULATORY FACTORS AFFECTING ESSEX'S BUSINESSES ARE EXAMPLES OF FACTORS, AMONG OTHERS, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS.

MORE DETAILED INFORMATION ABOUT THESE AND OTHER FACTORS IS SET FORTH IN ESSEX'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 28, 2003. ESSEX IS UNDER NO OBLIGATION TO (AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION TO) UPDATE OR ALTER ITS FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.


                                     # # # #